UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Property Management Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	333-196503	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A, 19/F, Times Media Centre 133 Wan Chai Road, Wan Chai, Hong Kong
(Address of Principal Executive Offices)

-

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 21, 2017, Property Management Corporation of America. (the "Company") filed Articles of Amendment to its Amended Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Delaware effecting a 1 for 4 reverse stock split of the Company's common stock (the "Stock Split"), and increase in the authorized shares of common stock to 200,000,000 (the "Share Increase") and a name change of the Company to FingerMotion, Inc. (the "Name Change", and together with the Stock Split and Share Increase, the "Corporate Actions"). The Corporate Actions and the Amended Articles became effective on June 21, 2017, following compliance with notification requirements of the Financial Industry Regulatory Authority and the expiration of a 20-day waiting period following mailing of notification to shareholders of the actions taken by written consent.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The new CUSIP number for the Company's common stock is 31788K 108.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On September 7, 2016 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Actions.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On June 21, 2017, the Financial Industry Regulatory Authority (FINRA) approved the Name Change, Stock Split and Share Increase, and will take effect June 23, 2017. The Company's stock is quoted on the OTCQB under the ticker symbol FNGRD, but the "D" will be removed in 20 business days and beginning July 21, 2017, the Company's common stock will begin trading under the symbol FNGR.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.          Description

Exhibit 3.1           Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Property Management Corporation of America

Date: June 22, 2017	By:	/s/ Wong H’Sien Loong
Name: Wong H’Sien Loong
Title: Chief Executive Officer